UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2007

POWER AIR CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-51256	98-0433974
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4777 Bennett Drive, Suite E Livermore, California		94551
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(925) 960-8777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          On May 3, 2007, at a duly noticed meeting of the board of directors of Power Air Corporation at which a quorum was present, Alan P. Sylwester, Ph.D. was unanimously elected to fill the vacancy on the five-person board. There are no understandings or arrangements between Dr. Sylwester and any other person pursuant to which Dr. Sylwester was selected as a director.

          Dr. Sylwester, age 50, currently serves as President, Chief Technology Officer and Chairman of Nanodetex Corporation, a leader in chemical microsystems technology, and as Chairman of the Board for Energy Materials Corporation, a developer of next generation materials for fuel cells. He also is President of AVARX, LLC, a technical consulting firm. Under the auspices of AVARX, Dr. Sylwester has been serving as a technical/management consultant to the Company since May 2006, for which his firm receives compensation of $6,500 per month, plus reimbursement of out-of-pocket expenses. The initial term of the consulting arrangement was three months, renewable at the discretion of both parties. Dr. Sylwester continues working in that capacity, currently on a month-to-month basis. He also was appointed to the Company's Technical Advisory Board in December 2006. No compensation has been paid to the members of the Technical Advisory Board, although members are entitled to receive $1,000 per quarter for their service, plus 10,000 options to be granted every 12 months.

          Dr. Sylwester was not named to any board committees.

          As a non-employee director, Dr. Sylwester will receive a cash payment of $5,000 per quarter, plus reimbursement of his travel and other actual out-of-pocket expenses. In addition, he will be entitled to participate in the Company's 2006 Incentive Stock Plan and other similar plans adopted in the future in which outside directors are designated as eligible participants; however, Dr. Sylwester has not yet been granted any options or other awards.

          A copy of the press release announcing Dr. Sylwester's appointment is attached hereto as Exhibit 99.1 and is incorporated by reference.

          The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01          Exhibits

99.1     Press Release dated May 9, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER AIR CORPORATION

May 9, 2007	By:	/s/ H. Dean Haley

Name: H. Dean Haley
Title: Executive Chairman and Chief Operating Officer